Exhibit 10.2
AMENDMENT AGREEMENT

This Amendment Agreement (this “Agreement”) is entered into as of May 20, 2025, by and among JGB Capital, L.P., JGB Partners, L.P., JGB Capital Offshore Ltd. and Alto Opportunity Master Fund SPC – Segregated Master Portfolio B (collectively, the “Buyers”), PDS Biotechnology Corporation, a Delaware corporation (the “Company”) and JGB Collateral LLC, as Collateral Agent for the Buyers (the “Agent” and, collectively with the Buyers and the Company, the “Parties”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Securities Purchase Agreement (as defined herein).

WHEREAS, on April 30, 2025, the Parties entered into that certain Securities Purchase Agreement (as amended, the “Securities Purchase Agreement”);

WHEREAS, pursuant to Section 5.4 of the Securities Purchase Agreement, the Securities Purchase Agreement may be waived, modified, supplemented or amended in a written instrument signed by the Company and the Required Holders; and

WHEREAS, the Parties desire to the amend the Securities Purchase Agreement as described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendment to Securities Purchase Agreement. The Parties hereby agree to amend and restate the following definitions in Section 1.1 (Definitions) of the Securities Purchase Agreement to read as follows:

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Buyers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 10 years.

2. General Provisions.

(a) Governing Law. The terms of Section 5.8 (Governing Law) of the Securities Purchase Agreement are hereby incorporated by reference mutatis mutandis.

(b) Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the parties hereto.

(c) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(d) Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission or DocuSign), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement together with the exhibits and schedules hereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(f) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.
PDS BIOTECHNOLOGY CORPORATION

By: /s/ Frank Bedu-Addo
Name: Frank Bedu-Addo, Ph.D.
Title: Chief Executive Officer
BUYERS:
JGB CAPITAL, L.P.

By: /s/ Brett Cohen
Name: Brett Cohen
Title: President
JGB PARTNERS, L.P.

By: /s/ Brett Cohen
Name: Brett Cohen
Title: President
JGB CAPITAL OFFSHORE LTD.

By: /s/ Brett Cohen
Name: Brett Cohen
Title: President

ALTO OPPORTUNITY MASTER FUND, SPC – SEGREGATED MASTER PORTFOLIO B

By: /s/ Waqas Khatri
Name: Waqas Khatri
Title: Director

AGENT:

JGB COLLATERAL LLC

By: /s/ Brett Cohen
Name: Brett Cohen
Title: President